EXHIBIT 99.1

FOR IMMEDIATE RELEASE

First Financial Secures Regulatory Approval for Acquisition of BankFinancial

•First Financial Bancorp. (“First Financial”) secured regulatory approval of its announced acquisition of Chicago-based BankFinancial Corporation (“BankFinancial”).
•Closing is anticipated to take place on or around January 1, 2026.

Cincinnati, OH – December 15, 2025 – First Financial (Nasdaq: FFBC) announced that it received regulatory approval from the Federal Reserve and the Ohio Department of Financial Institutions to complete its previously announced acquisition of BankFinancial. Closing is anticipated to take place on or around January 1, 2026, subject to customary closing conditions and approval by BankFinancial shareholders.

In August 2025, First Financial announced the acquisition of BankFinancial in an all-stock transaction valued at approximately $142 million as of the date of the merger agreement.

More information on the transition is available at bankatfirst.com.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2025, First Financial had $18.6 billion in assets, $11.7 billion in loans, $14.4 billion in deposits and $2.6 billion in shareholders’ equity. First Financial’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $4.0 billion in assets under management as of September 30, 2025. First Financial operated 127 full service banking centers as of September 30, 2025, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. In 2025, First Financial Bank received its second consecutive Outstanding rating from the Federal Reserve for its performance under the Community Reinvestment Act and was recognized as a Gallup Exceptional Workplace Award winner, one of only 70 Gallup clients worldwide to receive this designation. Additional information about First Financial, including its products, services and banking locations, is available at www.bankatfirst.com.

Cautionary Statements Regarding Forward-Looking Information
Certain statements contained in this communication that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to merger of BankFinancial with and into First Financial, pursuant to the Agreement and Plan of Merger by and between First Financial and BankFinancial, dated as of August 11, 2025 (the “Merger”), which are subject to numerous assumptions, risks and uncertainties. Words such as “believes,” “anticipates,” “likely,” “expected,” “estimated,” “intends” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to First Financial’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the U.S. Securities and Exchange Commission (“SEC”), for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes will differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by First Financial with the SEC, risks and uncertainties for First Financial include, but are not limited to, the failure to satisfy conditions to completion of the Merger, including receipt of any other approvals or stop orders or the failure of the Merger to close for any other reason. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, First Financial does not assume any obligation to update any forward-looking statement.

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Media Contacts:
Timothy Condron, Corporate Communications Director
Email: media@bankatfirst.com